COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	104.0%
COMMUNICATIONS—TOWERS	15.6%
American Tower Corp.		574,460	$127,030,340
Crown Castle International Corp.(a),(b)		946,273	131,541,409

			258,571,749

REAL ESTATE	88.4%
DATA CENTERS	11.0%
CyrusOne, Inc.(a),(b)		549,664	43,478,422
Digital Realty Trust, Inc.(a),(b)		206,016	26,742,937
Equinix, Inc.(a),(b)		194,051	111,928,617

			182,149,976

DIVERSIFIED	0.6%
American Assets Trust, Inc.(a),(b)		216,013	10,096,448

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (Australia)(c),(d)		3,927,678	0

HEALTH CARE	8.3%
Sabra Health Care REIT, Inc.		1,634,576	37,529,865
Welltower, Inc.		1,105,628	100,225,178

			137,755,043

HOTEL	3.4%
Host Hotels & Resorts, Inc.(a),(b)		1,623,030	28,062,189
Pebblebrook Hotel Trust		626,462	17,428,173
Sunstone Hotel Investors, Inc.(a),(b)		785,407	10,791,492

			56,281,854

INDUSTRIALS	7.1%
Prologis, Inc.(a),(b)		1,390,440	118,493,297

NET LEASE	12.0%
Four Corners Property Trust, Inc.		849,169	24,014,499
Realty Income Corp.		623,423	47,804,075
Spirit Realty Capital, Inc.		744,649	35,638,901
VEREIT, Inc.		3,704,675	36,231,722
VICI Properties, Inc.		2,450,156	55,496,033

			199,185,230

OFFICE	7.0%
Boston Properties, Inc.(a),(b)		124,639	16,160,693
Douglas Emmett, Inc.(a),(b)		654,904	28,049,538

		Shares	Value
Hudson Pacific Properties, Inc.(a),(b)		553,190	$18,509,738
Kilroy Realty Corp.(a),(b)		546,471	42,564,626
Vornado Realty Trust(a),(b)		158,133	10,068,328

			115,352,923

RESIDENTIAL	22.2%
APARTMENT	13.9%
Apartment Investment & Management Co., Class A(a),(b)		372,579	19,426,269
Equity Residential(a),(b)		521,345	44,971,220
Essex Property Trust, Inc.(a),(b)		266,830	87,160,020
UDR, Inc.(a),(b)		1,611,226	78,112,236

			229,669,745

MANUFACTURED HOME	4.2%
Sun Communities, Inc.(a),(b)		474,661	70,463,425

SINGLE FAMILY	4.1%
Invitation Homes, Inc.(a),(b)		2,276,313	67,401,628

TOTAL RESIDENTIAL			367,534,798

SELF STORAGE	7.0%
Extra Space Storage, Inc.(a),(b)		590,059	68,930,692
Public Storage(a),(b)		191,561	46,984,167

			115,914,859

SHOPPING CENTERS	8.8%
COMMUNITY CENTER	4.2%
Acadia Realty Trust		567,625	16,222,723
Regency Centers Corp.(a),(b)		450,728	31,321,089
Urban Edge Properties		1,096,412	21,697,993

			69,241,805

REGIONAL MALL	4.6%
Macerich Co. (The)		938,111	29,634,927
Simon Property Group, Inc.(a),(b)		306,108	47,645,710

			77,280,637

TOTAL SHOPPING CENTERS			146,522,442

SPECIALTY	1.0%
Lamar Advertising Co., Class A		201,423	16,502,586

TOTAL REAL ESTATE			1,465,789,456

TOTAL COMMON STOCK (Identified cost—$1,111,172,572)			1,724,361,205

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	15.7%
BANKS	0.5%
GMAC Capital Trust I, 7.943% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(e)		250,000	$6,552,500
Huntington Bancshares, Inc., 6.25%, Series D(f)		75,432	1,983,862

			8,536,362

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
KKR & Co., Inc., 6.75%, Series A(f)		107,425	2,870,396

INDUSTRIALS—CHEMICALS	0.1%
CHS, Inc., 6.75% to 9/30/24, Series 3(f),(g)		31,954	841,029

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(f),(g)		147,000	3,724,980

REAL ESTATE	14.7%
DIVERSIFIED	3.5%
Colony Capital, Inc., 8.25%, Series B(f)		45,025	1,137,332
Colony Capital, Inc., 8.75%, Series E(f)		162,107	4,099,686
Colony Capital, Inc., 7.15%, Series I(f)		279,915	6,426,848
Colony Capital, Inc., 7.125%, Series J(f)		141,967	3,289,375
EPR Properties, 9.00%, Series E (Convertible)(b),(f)		231,000	8,962,800
EPR Properties, 5.75%, Series G(f)		137,002	3,555,202
Investors Real Estate Trust, 6.625%, Series C(f)		98,959	2,584,809
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(b),(f)		76,395	4,391,949
National Retail Properties, Inc., 5.70%, Series E(f)		194,615	4,877,052
Saul Centers, Inc., 6.00%, Series E(f)		86,000	2,220,520
Urstadt Biddle Properties, Inc., 6.75%, Series G(f)		100,000	2,540,000
Urstadt Biddle Properties, Inc., 6.25%, Series H(f)		157,556	4,293,401
Urstadt Biddle Properties, Inc., 5.875%, Series K(f)		145,000	3,614,125
Wells Fargo Real Estate Investment Corp., 6.375%, Series A(f)		224,202	5,699,215

			57,692,314

HOTEL	2.1%
Ashford Hospitality Trust, Inc., 7.375%, Series F(f)		216,000	4,752,000
Ashford Hospitality Trust, Inc., 7.50%, Series H(f)		100,000	2,155,000
Ashford Hospitality Trust, Inc., 7.50%, Series I(f)		165,000	3,473,250
Pebblebrook Hotel Trust, 6.50%, Series C(f)		160,000	4,134,400
Pebblebrook Hotel Trust, 6.30%, Series F(f)		134,000	3,398,240
Summit Hotel Properties, Inc., 6.45%, Series D(f)		123,000	3,234,285

		Shares	Value
Summit Hotel Properties, Inc., 6.25%, Series E(f)		200,000	$5,352,000
Sunstone Hotel Investors, Inc., 6.95%, Series E(f)		180,000	4,966,200
Sunstone Hotel Investors, Inc., 6.45%, Series F(f)		127,100	3,257,573

			34,722,948

INDUSTRIALS	1.8%
Monmouth Real Estate Investment Corp., 6.125%, Series C(f)		335,000	8,391,750
PS Business Parks, Inc., 5.75%, Series U(a),(b),(f)		267,974	6,881,572
PS Business Parks, Inc., 5.70%, Series V(f)		120,000	3,090,000
PS Business Parks, Inc., 5.20%, Series Y(f)		185,000	4,835,900
Rexford Industrial Realty, Inc., 5.875%, Series A(f)		85,500	2,197,350
STAG Industrial, Inc., 6.875%, Series C(f)		160,000	4,179,200

			29,575,772

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.75%, Series C(f)		152,845	3,993,840

NET LEASE	1.4%
Gladstone Commercial Corp., 7.00%, Series D(f)		20,000	516,200
Spirit Realty Capital, Inc., 6.00%, Series A(f)		351,071	9,187,528
VEREIT, Inc., 6.70%, Series F(a),(b),(f)		550,618	13,958,166

			23,661,894

OFFICE	0.8%
Brookfield Property Partners LP, 6.375%, Series A2(f)		60,000	1,557,600
City Office REIT, Inc., 6.625%, Series A(f)		50,000	1,318,500
SL Green Realty Corp., 6.50%, Series I(f)		238,650	6,202,513
Vornado Realty Trust, 5.70%, Series K(f)		136,024	3,438,687

			12,517,300

RESIDENTIAL	1.2%
APARTMENT	0.2%
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(f)		148,198	3,930,211

SINGLE FAMILY	1.0%
American Homes 4 Rent, 6.50%, Series D(b),(f)		185,048	5,014,801
American Homes 4 Rent, 6.35%, Series E(f)		278,397	7,402,576
American Homes 4 Rent, 6.25%, Series H(f)		162,714	4,235,445

			16,652,822

TOTAL RESIDENTIAL			20,583,033

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(f)		192,080	5,107,407

		Shares		Value
SHOPPING CENTERS	2.4%
COMMUNITY CENTER	1.5%
Cedar Realty Trust, Inc., 7.25%, Series B(a),(b),(f)		46,078		$1,149,646
Kimco Realty Corp., 5.25%, Series M(f)		110,000		2,843,500
Saul Centers, Inc., 6.875%, Series C(f)		63,046		1,579,933
Saul Centers, Inc., 6.125%, Series D(f)		101,300		2,624,176
SITE Centers Corp., 6.375%, Series A(f)		188,203		5,073,953
SITE Centers Corp., 6.50%, Series J(f)		406,051		10,252,788
SITE Centers Corp., 6.25%, Series K(f)		70,000		1,831,900

				25,355,896

REGIONAL MALL	0.9%
Brookfield Property REIT, Inc., 6.375%, Series A(f)		184,943		4,634,672
Pennsylvania REIT, 7.20%, Series C(f)		158,825		3,051,028
Pennsylvania REIT, 6.875%, Series D(f)		120,000		2,431,200
Taubman Centers, Inc., 6.25%, Series K(f)		187,582		4,845,243

				14,962,143

TOTAL SHOPPING CENTERS				40,318,039

SPECIALTY	1.0%
Digital Realty Trust, Inc., 6.625%, Series C(f)		179,137		4,770,419
Digital Realty Trust, Inc., 6.35%, Series I(f)		234,000		6,053,580
Digital Realty Trust, Inc., 5.85%, Series K(f)		98,115		2,650,086
QTS Realty Trust, Inc., 7.125%, Series A(f)		115,975		3,074,497

				16,548,582

TOTAL REAL ESTATE				244,721,129

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$243,603,709)				260,693,896

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	5.1%
BANKS	0.4%
Farm Credit Bank of Texas, 10.00%, Series 1(b),(f)		6,000	†	6,667,500
Wells Fargo & Co., 5.889% (3 Month US LIBOR + 3.77%), Series K (FRN)(e),(f)		$1,075,000		1,089,781

				7,757,281

BANKS—FOREIGN	1.8%
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(f),(g),(h),(i)		5,000,000		5,896,875

		Principal Amount		Value
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(f),(g),(h),(i)		$2,000,000		$2,138,930
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(f),(g),(h),(i)		2,891,000		3,201,938
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(f),(g),(i),(j)		3,000,000		3,146,250
HBOS Capital Funding LP, 6.85% (United Kingdom)(f),(j)		2,600,000		2,649,400
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(b),(f),(g),(i)		3,400,000		3,653,640
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(b),(f),(g)		4,000,000		5,540,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(f),(g),(i)		3,300,000		3,542,055

				29,769,088

COMMUNICATIONS—TOWERS	0.6%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)(b)		7,700	†	9,742,810

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.1%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(h)		2,000,000		2,633,190

PROPERTY CASUALTY—FOREIGN	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(g),(j)		4,052,000		4,463,359

TOTAL INSURANCE				7,096,549

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(g)		2,750,000		3,164,563

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(g)		1,750,000		1,822,938

REAL ESTATE	1.2%
DIVERSIFIED	0.2%
Spirit Realty LP, 4.00%, due 7/15/29		470,000		492,406

		Principal Amount	Value
Spirit Realty LP, 4.45%, due 9/15/26		$2,750,000	$2,942,167

			3,434,573

FINANCE—FOREIGN	0.3%
AT Securities BV, 5.25% to 7/21/23 (Germany)(f),(g),(j)		4,750,000	4,773,750

HEALTH CARE	0.1%
Sabra Health Care LP/Sabra Capital Corp., 4.80%, due 6/1/24		1,200,000	1,269,252
Senior Housing Properties Trust, 4.75%, due 2/15/28		1,000,000	1,006,210

			2,275,462

HOTEL	0.1%
Service Properties Trust, 4.95%, due 10/1/29		1,625,000	1,609,802

OFFICE	0.1%
Hudson Pacific Properties LP, 3.25%, due 1/15/30		1,000,000	990,019

SHOPPING CENTERS—REGIONAL MALL	0.1%
Simon Property Group LP, 2.00%, due 9/13/24		625,000	619,044
Simon Property Group LP, 2.45%, due 9/13/29		625,000	612,442

			1,231,486

SPECIALTY	0.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, due 5/15/26, 144A(h)		3,300,000	3,460,875
Equinix, Inc., 5.375%, due 5/15/27(b)		2,000,000	2,161,250

			5,622,125

TOTAL REAL ESTATE			19,937,217

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.4%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(g),(h)		5,250,000	6,175,313

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$77,226,124)			85,465,759

SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(k)		39,193,528	39,193,528

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$39,193,528)			39,193,528

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,471,195,933)	127.2%		2,109,714,388
WRITTEN OPTION CONTRACTS	(0.0)		(147,030)
LIABILITIES IN EXCESS OF OTHER ASSETS	(27.2)		(451,356,659)

NET ASSETS (Equivalent to $15.18 per share based on 109,217,448 shares of common stock outstanding)	100.0%		$1,658,210,699

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Received	Value
Call — Equinix, Inc.	$620.00	11/15/19	(145)	$(8,363,600)	$(126,577)	$(96,425)
Call — Sun Communities, Inc.	$160.00	12/20/19	(349)	(5,180,905)	(74,092)	(50,605)
			(494)	$(13,544,505)	$(200,669)	$(147,030)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable(m)	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable(m),(n)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$ 115,000,000	1.460%	Monthly	LIBOR	Monthly	12/28/23	$—	$(528,195)	$(528,195)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $423,190,947 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $941,512,483 in aggregate has been pledged as collateral.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	Variable rate. Rate shown is in effect at September 30, 2019.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $23,507,121 which represents 1.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $21,579,688 which represents 1.3% of the net assets of the Fund (1.0% of the managed assets of the Fund).

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $15,032,759 which represents 0.9% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Rate quoted represents the annualized seven-day yield.
(l)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Represents one year forward-starting interest rate swap with interest receipts and payments commencing on December 28, 2020 (effective date).
(n)	Based on LIBOR. Represents rates in effect at September 30, 2019.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified	$10,096,448	$10,096,448	$—	$0	(a)
Other Industries	1,714,264,757	1,714,264,757	—	—
Preferred Securities—$25 Par Value:
Real Estate—Diversified	57,692,314	54,078,189	3,614,125	—
Real Estate—Shopping Centers—Community Center	25,355,896	22,731,720	2,624,176
Other Industries	177,645,686	177,645,686	—	—
Preferred Securities—Capital Securities	85,465,759	—	85,465,759	—
Short-Term Investments	39,193,528	—	39,193,528	—

Total Investments in Securities(b)	$2,109,714,388	$1,978,816,800	$130,897,588	$0

Interest Rate Swap Contracts	$(528,195)	$—	$(528,195)	$—
Written Option Contracts	(147,030)	(147,030)	—	—

Total Derivative Liabilities(b)	$(675,225)	$(147,030)	$(528,195)	$—

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0 by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts and interest rate swap contracts activity for the nine months ended September 30, 2019:

	Purchased Option	Written Option	Interest Rate
	Contracts(a),(b)	Contracts(a),(b)	Swap Contracts(c)
Average Notional Amount	$18,582,758	$22,445,709	$115,000,000

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for purchased options and eight months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(c)	Average notional amount represents the average for all months in which the Fund had interest rate swap contracts outstanding at month end. For the period, this represents one month.